UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): October 1, 2015

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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SPECIAL NOTE OF CAUTION REGARDING FORWARD-LOOKING STATEMENTS

THIS REPORT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS CONTAINING THE WORDS "BELIEVE," "ANTICIPATE," "EXPECT" AND WORDS OF SIMILAR IMPORT. THESE STATEMENTS REFLECT THE COMPANY'S CURRENT BELIEFS AND ARE BASED UPON CURRENTLY AVAILABLE INFORMATION. ACCORDINGLY, SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY SUCH STATEMENTS. FACTORS WHICH MAY CAUSE SUCH DIFFERENCES INCLUDE THE COMPANY'S ABILITY TO COMPLETE ADDITIONAL ACQUISITIONS, EXPAND OUR DISTRIBUTION, INCREASE OUR CLIENT BASE AND OTHER RISKS DISCLOSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR ADVISE IN THE EVENT OF ANY CHANGE, ADDITION OR ALTERATION TO THE INFORMATION COVERED IN THIS REPORT, INCLUDING SUCH FORWARD-LOOKING STATEMENTS.

Item 8.01 OTHER EVENTS

On September 28, 2015, Empire Global Corp. (the "Company") through its wholly owned subsidiary Multigioco Srl., signed a non-binding letter of intent (the "LOI") to acquire all of the issued and outstanding equity interests of a licensed Italian gaming company (the "Transaction"). If the Transaction is consummated, the Italian gaming company (the "IGC") would become a wholly owned subsidiary of the Company which would operate in Rome and Naples. The LOI is valid for ten (10) days from September 28, 2015, at which time the Company may decide in its sole discretion to extend a final offer to the IGC containing the terms of the Transaction.

The estimated proposed purchase price (the "Purchase Price") of the IGC is 5 times the net profit a portion of which will be paid in cash. The proposed transaction, which is subject to a number of conditions including regulatory approval, financing, and review of the corporate and financial records (including an audit), is expected to close on or before December 31, 2015.

In order to complete the proposed transaction the Company will be dependent on raising capital. There can be no assurance that the Company will be able to raise additional capital needed, and even if available, that it will be on terms which are acceptable to the Company. There can be no assurance that a final offer will be made nor that the Transaction will be completed.

The Company's press release announcing the LOI is attached hereto as
Exhibit 99.1.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.		Description
Exhibit 99.1		Press Release dated October 1, 2015.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  October 1, 2015.                  EMPIRE GLOBAL CORP.

                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


EXHIBIT INDEX

Exhibit No.		Description
Exhibit 99.1		Press Release dated October 1, 2015.